SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 26, 2013

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

In connection with the closing of the previously announced underwritten at-the-market offering of 3,831,022 shares of common stock, par value $1.00 per share, of Boston Private Financial Holdings, Inc. (the “Shares”) by BP Holdco, L.P., the opinion of counsel as to the validity of the Shares offered pursuant to the prospectus supplement dated July 23, 2013 is filed herewith and incorporated by reference into the Registration Statement on Form S-3 (File No. 333-171600), filed on January 7, 2011, and the Registration Statement on Form S-3 (File No. 333-190082), filed on July 23, 2013, as an exhibit thereto.

Item 9.01.        Financial Statements and Exhibits.

Exhibit 5.1        Opinion of Goodwin Procter LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/s/ David J. Kaye
	Name:	David J. Kaye
	Title:	Chief Financial Officer

Date: July 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP.